BLDRS INDEX FUNDS TRUST

SUPPLEMENT DATED AUGUST 16, 2017

TO THE PROSPECTUS DATED JANUARY 31, 2017 OF:

BLDRS ASIA 50 ADR INDEX FUND

BLDRS DEVELOPED MARKETS 100 ADR INDEX FUND

BLDRS EMERGING MARKETS 50 ADR INDEX FUND

BLDRS EUROPE SELECT ADR INDEX FUND

Effective September 5, 2017 (the “Effective Date”), the settlement cycle for the creation and redemption of the Trust’s units will change from three (3) business days after the trade date to two (2) business days after the trade date; the ex-dividend date will change from the third Friday in each of March, June, September, and December to the first Business Day after the third Friday in each of March, June, September, and December; and the record date will be the first business day after the ex-dividend date. Accordingly, the following changes are made to the Prospectus as of the Effective Date:

•	On page 57 of the Prospectus, the second sentence of the third paragraph under the section captioned “Creation and Redemption of Shares—Creation or Redemption of Shares Through the Clearing Process—Creation” is changed to the following:

In these circumstances, a Participating Party intending to utilize this procedure will be required to post collateral with the Trustee outside of the NSCC consisting of: (i) cash at least equal to 115% of the closing value, on the day the order to purchase Creation Units is deemed received, of the portion of the Deposit Securities not expected to be available in the account of the Participating Party for delivery to the BLDRS Index Fund on the second Business Day following placement of such order, and (ii) such additional deposits as will reflect daily marked to the market increases (but no decreases) in such value as determined by the Trustee.

•	On page 58 of the Prospectus, the ninth sentence of the third paragraph under the section captioned “Creation and Redemption of Shares—Creation or Redemption of Shares Through the Clearing Process—Creation” is changed to the following:

The delivery of Creation Units will occur no later than the second (2nd) Business Day following the day on which the purchase order is received by the Distributor.

•	On page 58 of the Prospectus, the second sentence of the sixth paragraph under the section captioned “Creation and Redemption of Shares—Creation or Redemption of Shares Through the Clearing Process—Redemption” is changed to the following:

The Deposit Securities and the Cash Redemption Amount will be transferred to the redeeming party by the second (2nd) Business Day following the date on which such request for redemption is received in proper form by the Trustee.

•	On page 59 of the Prospectus, the last sentence under the section captioned “Creation and Redemption of Shares—Creation and Redemption of Shares Outside the Clearing Process—Creation” is changed to the following:

The delivery of Creation Units of Shares so created must occur no later than the second (2nd) Business Day following the day on which the purchase order is received by the Distributor.

•	On page 59 of the Prospectus, the second paragraph under the section captioned “Creation and Redemption of Shares—Creation and Redemption of Shares Outside the Clearing Process—Redemption” is changed to the following:

After the receipt of an order for redemption outside the Clearing Process, the Trustee will initiate procedures to transfer the requisite Redemption Payment to be delivered to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second (2nd) Business Day following the date on which such request for redemption is received by the Trustee.

•	On page 61 of the Prospectus, the second sentence of the second paragraph under the section captioned “The Portfolios—Adjustments to Portfolios” is changed to the following:

Specifically, the Sponsor is required to adjust the composition of a Fund’s portfolio any time there is a change in the identity of any Index Security (i.e., a substitution of one security in replacement of another), which adjustment is to be made within two (2) Business Days before or after the day on which the change in the identity of such Index Security is scheduled to take effect at the close of the market.

•	Beginning on page 61 of the Prospectus, the fifth sentence of the third paragraph under the section captioned “The Portfolios—Adjustments to Portfolios” is changed to the following:

In the case of any adjustment to a Fund’s portfolio due to a Misweighting, the purchase or sale of securities necessitated by such adjustment will be made within two (2) Business Days of the day on which the Misweighting is determined.

•	On page 62 of the Prospectus, the eighth paragraph under the section captioned “The Portfolios—Adjustments to Portfolios” is changed to the following:

The Trustee will rely on data provided by the Licensor and other financial industry sources for information as to the composition and weightings of the Index Securities. If the Trustee cannot obtain or process such information or NSCC is unable to receive such information from the Trustee on any Business Day, then the composition and weightings of the Index Securities for the most recently effective Portfolio Deposit will be used for the purposes of all adjustments and determinations, and determination of the securities portion of the Portfolio Deposit until the earlier of: (a) such time as current information with respect to the Index Securities is available; or (b) two (2) consecutive Business Days have elapsed. If such current information is not available and two (2) consecutive Business Days have elapsed, the composition and weightings of the securities held in a Fund’s portfolio (as opposed to the Index Securities) will be used for the purposes of all adjustments and determinations and determination of the securities portion of the Portfolio Deposit until current information with respect to the Index Securities is available.

•	On page 65 of the Prospectus, the first sentence of the first paragraph under the section captioned “DISTRIBUTIONS TO BENEFICIAL OWNERS” is replaced with the following:

The regular quarterly ex-dividend date with respect to net dividends, if any, for each Fund is the first Business Day after the third Friday in each of March, June, September, and December. Quarterly cash distributions, net of fees and expenses, representing dividends accumulated on the securities held by the relevant Fund through the quarterly dividend period, accrued daily for such period, will be distributed to Beneficial Owners on the records of DTC and the DTC Participants as of the second Business Day following the third Friday in each of March, June, September and December.

Please Retain This Supplement For Future Reference.